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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         September 9, 2004
                                                  ------------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Illinois                    0-1349                     04-1864170
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                225 Windsor Drive, Itasca, IL                60143
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           (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code      (630) 875-5300
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Enesco continues to experience implementation challenges related to its new Enterprise Resource Planning (ERP) system that began during the first quarter of 2004. Despite a focused effort to resolve the issues, Enesco is still experiencing inefficiencies related to order processing and shipping. In its efforts to resolve these issues, Enesco plans to spend several million dollars during the third and fourth quarters in associated system implementation costs.

Despite these issues, year to date incoming orders remain strong, surpassing 2003 levels for the same period. More information will be included in Enesco's press release on third quarter financial results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Enesco Group, Inc.
                                          --------------------------------------
                                                        (Registrant)

Date       September 9, 2004
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                                          By:  /s/ George R. Ditomassi
                                          --------------------------------------
                                          George R. Ditomassi, Interim President
                                          and Chief Executive Officer